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                                                                   EXHIBIT 10.50

                        THIRD AMENDMENT TO AN AGREEMENT
                            DATED OCTOBER 10, 1988
                                BY AND BETWEEN



                              THE CITY OF ATLANTA
                       a municipal corporation ("City")

                                      and

                              MCA CONCERTS, INC.,
                       a California corporation ("MCA")



                                Third Amendment
                                Dated July 1989
                               Signed May 25, 1994
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                    THIRD AMENDMENT TO AN AGREEMENT BETWEEN
                         THE CITY OF ATLANTA, GEORGIA
                            AND MCA CONCERTS, INC.



     THIS THIRD AMENDMENT is made as of the 14th day of July 1989, and entered into as of the 30th day of April, 1994, by and between the City of Atlanta, Georgia, municipal corporation chartered pursuant to Georgia Laws 1973,
p. 2188, et. seq., (hereinafter "City"), and MCA/PACE AMPHITHEATER GROUP, L.P. a Delaware limited partnership (hereinafter referred to as (MCA/PACE").

     WHEREAS, the CITY and MCA CONCERTS, INC., a California Corporation, (hereinafter "MCA"), entered into an Agreement dated October 10, 1988, relating to an amphitheater to be constructed at Lakewood Fairgrounds (hereinafter "CITY-MCA AGREEMENT"); and

     WHEREAS, by Assignment of Agreement dated June 15, 1989, MCA assigned, transferred and conveyed to MCA CONCERTS II, INC., a California corporation (hereinafter "MCA II"), all of MCA's right, title and interest in, to and under the CITY-MCA Agreement; and

     WHEREAS, by Assignment of Agreement dated June 23, 1989 designated as the "First Amendment", MCA II assigned, transferred and conveyed to MCA/PACE all of MCA II's right, title and interest in, to and under the CITY-MCA AGREEMENT; and

     WHEREAS, pursuant to a Second Amendment to the CITY-MCA AGREEMENT, MCA/PACE was authorized to name the entertainment facility operated by them at the Lakewood Fairgrounds "The Coca-Cola Lakewood Amphitheater"; and
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     WHEREAS, by an Ordinance adopted by the Council of the City of Atlanta on July 5, 1989 and approved by the Mayor on July 12,1989, a copy of which is attached hereto as Exhibit "A" this Third Amendment to the CITY-MCA AGREEMENT, the terms of this Amendment have been properly approved by the Legislative and Executive branches of City government; and

     WHEREAS, the City of Atlanta and MCA/PACE are desirous of acknowledging and incorporating the change in fiscal agent for the community fund from the Metropolitan Atlanta Community Foundation to the Southern Education Foundation into all relevant sections of the CITY/MCA agreement; and

     WHEREAS, MCA/PACE has agreed to this Third Amendment, as evidenced by the signatures of their officers below; and

     WHEREAS, through inadvertence the City and MCA never executed said Second Amendment in 1989 and are desirous of rectifying this error now;

     NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00)in hand paid by each party hereto to the other party hereto, and for and in consideration of the foregoing recitals and the covenants and agreements set forth and contained therein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the City and MCA/PACE do hereby covenant and agree as follows.



                                 PARAGRAPH ONE
                                 -------------
     That a certain CITY/MCA AGREEMENT entered into by and between the City of Atlanta, Georgia and MCA Concerts, Inc., as of October 10, 1988, as amended, be further amended by deleting the words "Metropolitan Atlanta Community
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Foundation" where they appear in Section 4.11 of aforesaid Agreement, which section is entitled "Benefits to Community," and inserting in lieu thereof the words "Southern Education Foundation." When amended section 4.11 shall read as follows:

     4.11 Benefits to Community. In furtherance of, and to the extent consistent
          ---------------------
     with the obligations of MCA under Section 3.4 of this Agreement, MCA agrees: (a) to give preference consistent with the City's First Source Jobs Policy Ordinance, throughout the Lease Term under the Sublease, to individuals residing in the City of Atlanta for the purposes of employment for MCA's operations at the Amphitheater Project, with MCA's specific goal under this Section 4.11 being that at least seventy-five per cent (75%)of MCA's employees for the Amphitheater Project will be residents of the City of Atlanta; and (b) to conduct job fairs/skills workshops in conjunction with the surrounding communities, the Southside Council for Jobs, and the Atlanta Area Vocational/Technical School for purposes of (i) informing the residents of the surrounding communities of the employment and subcontract opportunities which may be available in connection with the development and operation of the Amphitheater Project and (ii) facilitating the qualification and application process for prospective Amphitheater Project employees residing in the City of Atlanta. In connection with the first season of MCA's operations at the Amphitheater Project, MCA shall conduct at least three (3) such job fairs/skills workshops. MCA shall meet periodically with duly appointed
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     representatives of the surrounding communities in order to discuss the development and implementation of the programs described in this Section
     4.11 and in order to discuss other aspects of the development of the Amphitheater Project. MCA shall contribute twenty-five cents (25c) to the Southern Education Foundation for each ticket sold by MCA at the Amphitheater Project during each calendar year in excess of 125,000 tickets in such year, said proceeds to be distributed within communities impacted by the development within a three (3) mile radius of the facility. During the first year of MCA's operations at the Amphitheater Project, MCA shall contribute $100,000.00 to such fund or association as an advance against (and not in addition to) the contribution contemplated under the immediately preceding sentence. MCA's performance under this Section 4.11 shall be monitored by the City's Office of Contract Compliance; and MCA shall, on or before June 1st and December 1st of each year, shall submit written reports to City's Office of Contract Compliance regarding such performance. Furthermore, in the event that MCA has not achieved or is not maintaining the seventy-five (75%) goal set forth in Section 4.1l(a) hereof during operation of the Amphitheater Project, then MCA shall request and utilize the assistance of the Office of Contract Compliance in achieving or maintaining said goal. MCA shall, in good faith, facilitate the hiring of resident subcontractors in connection with construction of the Amphitheater Project. Without limiting MCA's liability for City ad valorem property taxes relating to MCA's improvements at the Amphitheater Project, MCA also agrees that MCA
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     shall pay, or shall cause to be paid, any and all City ad valorem property taxes properly and duly levied with respect to MCA's improvements at the Amphitheater Project during a five (5) calendar year period commencing with the first calendar year in which such taxes are so levied, regardless of whether the operation of the Amphitheater Project is continuing during said five (5) calendar year period or any portion thereof.


                                 PARAGRAPH TWO
                                 -------------

     The CITY-MCA AGREEMENT, as expressly amended hereby, is reaffirmed and restated herein by the undersigned. Said CITY-MCA AGREEMENT, as so amended, is hereby incorporated herein by reference as though fully set forth in its entirety in this Third Amendment.

     IN WITNESS WHEREOF, the City and MCA/PACE, acting through their duly authorized officers and representatives, have duly executed this 25th day of May, 1994, under seal as of the day and year first above written.


MCA/PACE AMPHITHEATERS GROUP, L.P.
a Delaware limited partnership


By:  MCA CONCERTS II, INC.,
--   a California Corporation

                                                      [SEAL HERE]
BY: _____________________________
--  Name: Name illegible
    Title: C.F.O


ATTEST: _________________________
------

       Name:
       Title




   CITY OF ATLANTA
   a municipal corporation+tion of the State of Georgia



  /s/ Bill Campbell
  ----------------------------------
  MAYOR BILL CAMPBELL

  RECOMMENDED:


  /s/
  ----------------------------------
  CHIEF OPERATING OFFICER

  /s/                                      /s/
  ----------------------------------       --------------------------
  DIRECTOR, BUREAU OF PURCHASING           CHIEF OF STAFF
  & REAL ESTATE


  APPROVED:                                APPROVED AS TO FORM:


  /s/
  ------------------------------
  CHIEF FINANCIAL OFFICER

  ATTEST:

  /s/ Olivia P. Woods                      /s/ Rosalind A. Rubens
  ---------------------------------        --------------------------
  MUNICIPAL CLERK                          ASSISTANT CITY ATTORNEY
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                               CLERK OF COUNCIL
                               ATLANTA, GEORGIA

     AN ORDINANCE

     BY COUNCILMEMBERS DEBBY MCCARTY, DOZIER SMITH
     AND MORRIS FINLEY


                    AN ORDINANCE TO AMEND AN ORDINANCE ADOPTED BY COUNCIL ON OCTOBER 3, 1988 AND APPROVED BY THE MAYOR ON OCTOBER 7, 1988 AUTHORIZING THE APPROVAL OF A SUBLEASE OF A PORTION OF THE LAKEWOOD FAIR-GROUNDS BY FILMWORKS U.S.A., INC. TO MCA CONCERTS, INC. AND THE EXECUTION OF AN AGREEMENT BETWEEN THE CITY OF ATLANTA AND MCA CONCERTS, INC. PERTAINING TO THE CONSTRUCTION, DEVELOPMENT AND OPERATION OF AN AMPHITHEATRE PROJECT, TRAFFIC IMPROVEMENTS, AND OTHER RELATED FACILITIES, SO AS TO AMEND ARTICLE IV
                    SECTION 4.11 ENTITLED "BENEFITS TO COMMUNITY" TO CHANGE THE RECIPIENT OF MCA'S CONTRIBUTION TO THE COMMUNITY FROM THE METROPOLITAN ATLANTA COMMUNITY FOUNDATION TO THE SOUTHERN EDUCATION FOUNDATION.

     NOW, THEREFORE BE IT ORDAINED BY THE COUNCIL OF THE CITY OF ATLANTA, GEORGIA as follows:

     SECTION 1:   That an ordinance adopted by Council on October 3, 1988 and
     ---------
approved by the Mayor on October 7, 1988 authorizing a sublease of a portion of the Lakewood Fairgrounds by Filmworks U.S.A., Inc. to MCA Concerts, Inc. and the execution of an agreement between the City of Atlanta and MCA Concerts, Inc. pertaining to the construction, development and operation of an amphitheatre project, traffic improvements, and other related facilities, is hereby amended by deleting the words "Metropolitian Atlanta Community Foundation" in Article IV, Section 4.11 entitled "Benefits to Community" and inserting in lieu thereof the words "The Southern Education Foundation". When amended said section shall read as attached hereto.

     SECTION 2:   That all ordinances and parts of ordinances in conflict
     ---------
herewith be and the same are hereby repealed.







a true copy,

/s/
Deputy Clerk, C.M.C